                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                               February 4, 2002

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923                34-1096634
(State of other jurisdiction     (Commission             (IRS Employer
  of incorporation)              File Number)         Identification No.)


One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio       43603-1475
(Address of principal executive offices)                   (Zip Code)


      (Registrant's telephone number, including area code): 419-247-2800
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ITEM 5.  OTHER EVENTS

         On February 4, 2002, the Company issued a press release to report its 2001 operating results.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

                 None.

         (b) Pro Forma Financial Information.

                 None.

         (c) Exhibits.

             99.1 Press Release dated February 4, 2002


                                  SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEALTH CARE REIT, INC.

                                By:    /s/ GEORGE L. CHAPMAN
                                    -------------------------------
                                           George L. Chapman

                                Its:  Chairman of the Board, Chief
                                      Executive Officer and President


Dated:  February 22, 2002
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                                EXHIBIT INDEX



                                 Designation
                                 Number Under

                     Item 601 of
 Exhibit No.       Regulation S-K        Description
-------------      --------------       -------------
    99.1                99               Press Release dated February 4, 2002